Pro Forma Financial Information
                    The Westwood Group, Inc.and Subsidiaries
                        Pro Forma Condensed Consolidated
                                Balance Sheet at
                                  June 30, 1999

                                   (unaudited)

                                                       -Pro Forma
                                                        Adjustments-
                             Historical  Back Bay(a)     Other (b)    Pro Forma
 ASSETS

 Current Assets
 Cash and cash
 equivalents                $3,713,888  $3,562,000                   $151,888
 Restricted cash               153,274                                153,274
 Accounts Receivable           411,974     178,000                    233,974
 Prepaid Expenses and other  2,367,573    ,923,000                    444,573
 current assets
 Note Receivables from          83,993                628,398  (b)    712,391
 Officers

Total Current Assets         6,730,702   5,663,000     628,398      1,696,100

Property, Plant, and       39,274,128   33,625,000                 5,649,128
Equipment, Net

Intangibles, Net          15,412,439     5,279,067                   133,372

Note Receivable from
Officers,                   543,505      2,203,108  (b)            2,746,613
less current portion
                         $61,960,774    $54,567,067   $2,831,506   $10,225,213
                            ===================================================

                                   -Pro Forma
                                  Adjustments-
                         Historical      Back Bay(a)     Other      Pro Forma
Liabilities and
Stockholder's
Equity

Current liabilities:
Accounts payable and
other accrued          $13,854,767    $10,159,000    -$283,003  (b) $3,412,764
liabilities
Current maturities
of long                 1,590,777     1,287,000                       303,777
term debt
Other current
liabilities             1,239,547                   100,000  (c)     1,339,547


Total Current
liabilities           16,685,091    11,446,000    -183,003         5,056,088

Long Term Debt,
less current         39,797,270    34,330,000    -970,000  (b)     4,497,270
maturities
Other Long Term
Liabilties            1,852,082      180,000                       1,672,082


Total Liabilities   58,334,443      45,956,000     -1,153,003      11,225,440
                   ------------------------------------------------------------

Minority Interest
in Subsidiary       2,321,100       2,321,100                                 0
                  --------------------------------------------------------------

Stockholder's Equity:
Common Stock           19,444        14,000         14,000  (b)         19,444
Class B common stock    9,126                                            9,126
Additional paid in
capital              13,379,275    5,621,967     5,621,967  (b)      13,379,275
Accumulated deficit  -3,888,428      654,000     -1,651,458          -6,193,886
Other comprehensive
loss                   -249,404                                       -249,404
         -------------------------------------------------------------------
                       9,270,013       6,289,967      3,984,509      6,964,555
Less: treasury stock  -7,964,782                                    -7,964,782
         -------------------------------------------------------------------
         -------------------------------------------------------------------
                       1,305,231       6,289,967      3,984,509     -1,000,227
         -------------------------------------------------------------------
                     $61,960,774     $54,567,067     $2,831,506   $10,225,213
          ===================================================================



     (a) To eliminate the assets and liabilities included in the balance sheet of the Company's Back Bay Restaurant ("BBRG") business as of June 30, 1999.

     (b) To reflect the basis of the transaction (cash / retirement of debt for the interest in BBRG) $628,398 records the officer note receivable plus $128,398 of accrued interest $2,203,108 represents the long term portion of the officer note receivable $970,000 and $283,003 eliminates the note due to BBRG and the related accrued interest $5,635,967 ($14,000 Common Stock / $5,621,967APIC)eliminates the equity interest in BBRG in the 12/31/98 Consolidated Financial Statements

     (c) To reflect transaction costs of the Company